SHARE CAPITAL, ADDITIONAL PAID-IN CAPITAL AND CONTRIBUTED SURPLUS	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
SHARE CAPITAL, ADDITIONAL PAID-IN CAPITAL AND CONTRIBUTED SURPLUS
SHARE CAPITAL, ADDITIONAL PAID-IN CAPITAL AND CONTRIBUTED SURPLUS

Authorized share capital is as follows:

(in thousands of $, except share data)	2018	2017
200,000,000 common shares of $0.01 par value each (2017: 150,000,000 common shares of $0.01 par value each)	2,000	1,500

Issued and fully paid share capital is as follows:

(in thousands of $, except share data)	2018	2017
119,373,064 common shares of $0.01 par value each (2017: 110,930,873 common shares of $0.01 par value each)	1,194	1,109

The Company's common shares are listed on the New York Stock Exchange.

During the year ended December 31, 2018, the Company issued a total of no new shares of $0.01 each following the exercise of share options (2017: 7,500 new shares of $0.01 issued to satisfy options exercised). The weighted average exercise price of the options exercised in 2017 was $11.78 per share resulting in a premium on issue of $0.1 million. In November 2016, the Board of Directors renewed the Ship Finance International Limited Share Option Scheme (the "Option Scheme"), originally approved in November 2006. The Option Scheme permits the Board of Directors, at its discretion, to grant options to employees, officers and directors of the Company or its subsidiaries. The fair value cost of options granted is recognized in the statement of operations, and the corresponding amount is credited to additional paid in capital (see also Note 23: Share option plan).

At the Annual General Meeting of the Company in September 2018, a resolution was passed to approve an increase of the Company’s authorized share capital from $1,500,000 divided into 150,000,000 common shares of $0.01 par value each to $2,000,000 divided into 200,000,000 common shares of $0.01 par value each by the authorization of an additional 50,000,000 common shares of $0.01 par value each.

In May 2018, the Company issued a total of 4,024,984 new shares as part of the consideration paid for the acquisition of four 2014 built container vessels, each with 13,800 TEU carrying capacity. The vessels are employed under long-term time-charters to an unrelated third party (see Note 13: Vessels and equipment, net).

In April 2018, the Company issued a total of 3,765,842 new shares of par value $0.01 each from up to 7,000,000 issuable under a share lending arrangement in relation with the Company's issuance of 4.875% senior unsecured convertible bonds in April and May 2018. The shares issued have been loaned to affiliates of the underwriters of the bond issue in order to assist investors in the bonds to hedge their position. The bonds are convertible into common shares and mature on May 1, 2023. As required by ASC 470-20 "Debt with conversion and Other Options", the Company calculated the equity component of the convertible bond, which was valued at $7.9 million at issue date and recorded as "Additional paid-in capital" (see Note 20: Short-term and long-term debt). In December 2018, the Company purchased bonds with principal amounts totaling $12.3 million (2017: $nil). The equity component of these extinguished bonds was valued at $0.6 million (2017: $nil) and has been deducted from "Additional paid-in capital".

In February 2018, the Company redeemed the full outstanding amount under the 3.25% senior unsecured convertible bonds due 2018. The remaining outstanding principal amount of $63.2 million was paid in cash, and the premium settled in common shares with the issue of 651,365 new shares (see Note 20: Short-term and long-term debt).

In October 2017, the Company issued a total of 9,418,798 new shares following separate privately negotiated transactions with certain holders of the 3.25% senior unsecured convertible bonds due 2018 for the conversion of a principal amount of $121.0 million from the outstanding balance of the convertible bonds. In January 2013, the Company issued a senior unsecured convertible bond loan totaling $350 million. The bonds are convertible into common shares at any time up to ten banking days prior to February 1, 2018. The conversion price at the time of issue was $21.945 per share, representing a premium of approximately 33% to the share price at the time.

As required by ASC 470-20 "Debt with Conversion and Other Options", the Company calculated the equity component of the convertible bond, which was valued at $20.7 million and recorded as "Additional paid-in capital" (see Note 20: Short-term and long-term debt). Previously in October 2016, the Company purchased and canceled bonds with principal amounts totaling $165.8 million. The equity component of the converted bonds in 2018 was valued at $nil (2017: $16.4 million for the purchased and canceled bonds) and this amount has been deducted from "Additional paid-in capital".

In November 2016, in relation with the Company's issue in October 2016 of senior unsecured convertible bonds totaling $225 million, the Company issued 8,000,000 new shares of par value $0.01 each. The shares were issued at par value and have been loaned to an affiliate of one of the underwriters of the bond issue, in order to assist investors in the bonds to hedge their position. The bonds are convertible into common shares and mature on October 15, 2021. The initial conversion rate at the time of issuance was 56.2596 common shares per $1,000 bond, equivalent to a conversion price of approximately $17.7747 per share to the share price at the time. Since then, dividend distributions have increased the conversion rate to 62.9233, equivalent to a conversion price of approximately $15.8924 per share. As required by ASC 470-20 "Debt with conversion and Other Options", the Company calculated the equity component of the convertible bond, which was valued at $4.1 million and recorded as "Additional paid-in capital" (see Note 20: Short-term and long-term debt). In December 2018, the Company purchased bonds with principal amounts totaling $12.8 million (2017: $nil). The equity component of these extinguished bonds was valued at $0.5 million (2017: $nil) and has been deducted from "Additional paid-in capital".

A reorganization of share capital was approved at the Annual General Meeting of the Company held in September 2016, in accordance with the Bermuda Companies Act. Following the reorganization, the Company's authorized share capital was adjusted to 150,000,000 shares of par value $0.01 each, prior to which it had been 125,000,000 shares of par value $1.00 each. As there were 93,504,575 shares issued and fully paid at the time of the reorganization, to reflect the decrease in the par value of each share from $1.00 to $0.01, $92.6 million was transferred from share capital to contributed surplus. The shares of par value $0.01 each rank pari passu in all respects with each other.